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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2000

ADC TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification No.)

12501 Whitewater Drive, Minnetonka, Minnesota 55343
(Address of principal executive offices)

Registrant's telephone number, including area code:  (952) 938-8080

Not Applicable
(Former name or former address, if changed since last report)

Exhibit Index Appears on Page 4

Item 5.  Other Events.

    ADC Telecommunications, Inc., a Minnesota corporation ("ADC"), acquired Altitun AB in May 2000, and PairGain Technologies, Inc. in June 2000, both of which were accounted for as poolings of interests. The consolidated statements of income, consolidated balance sheets, consolidated statements of shareowners' investment, and consolidated statements of cash and related notes to consolidated financial statements and management's discussion and analysis of financial condition and results of operations ("Consolidated Financial Information of ADC"), which are filed herewith as Exhibit 99 and are incorporated herein by reference, for each of the three years in the period ended October 31, 1999 reflect ADC's financial position and results of operations as if the acquired entities were wholly owned subsidiaries of ADC since inception.

Item 7.  Financial Statements and Exhibits.

  (c)
  Exhibits
Exhibit No.	Description
23	Consent of Independent Accountants
99	Consolidated Financial Information of ADC.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2000

ADC TELECOMMUNICATIONS, INC.
By:	/s/ Charles T. Roehrick Charles T. Roehrick Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description
23	Consent of Independent Accountants
99	Consolidated Financial Information of ADC

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INDEX TO EXHIBITS